Exhibit 99.1

Paragon 28 Announces Expiration of HSR Act Waiting Period for Pending Acquisition by Zimmer Biomet Under HSR Act

ENGLEWOOD, CO., March 11, 2025 -- Paragon 28, Inc. (NYSE: FNA) (“Paragon 28” or “Company”), a leading medical device company exclusively focused on the foot and ankle orthopedic market, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) in connection with the previously announced acquisition of Paragon 28 by Zimmer Biomet Holdings, Inc. (NYSE: ZBH) (“Zimmer Biomet”).

The expiration of the waiting period under the HSR Act represents a significant milestone in the regulatory approval process, satisfying one of the conditions required to complete the proposed merger with Zimmer Biomet.  With the HSR Act waiting period expired, the transaction now remains subject to other customary closing conditions, including approval by Paragon 28’s stockholders and certain other regulatory approvals.  Paragon 28 and Zimmer Biomet continue to expect the transaction to close in the first half of 2025, subject to the satisfaction of these conditions.

About Paragon 28, Inc.

Based in Englewood, CO., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, Charcot foot and orthobiologics. The Company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Paragon 28, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms.  Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Paragon 28 and Paragon 28 management; the financial condition, results of operations and business of Paragon 28; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by Paragon 28 in light of Paragon 28’s experience and Paragon 28’s perception of historical trends, current conditions and expected future developments, as well as other factors Paragon 28 believes are appropriate in the circumstances.  These forward-looking statements also are based on the current expectations and beliefs of the management of Paragon 28 and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of Paragon 28 will approve the proposed transaction and the possibility that the proposed transaction does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Paragon 28 will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Paragon 28 to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to the achievement, in part or at all, of the revenue milestone necessary for the payment of any contingent value rights; (vii) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Paragon 28’s ability to attract, motivate or retain key executives, employees and other associates; (viii) risk related to the proposed transaction diverting Paragon 28’s management’s attention from ongoing business operations; (ix) negative effects of this announcement or the consummation of the proposed transaction on the market price of Paragon 28’s common stock and on Paragon 28’s operating results; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (xi) (A) other risks and uncertainties discussed in Paragon 28’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”).  Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.  These forward-looking statements speak only as of the date hereof.  Paragon 28 undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

Paragon 28 and its directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Paragon 28 in connection with the proposed transaction.  Information regarding Paragon 28’s directors and executive officers can be found in Paragon 28’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2024 and subsequent statements of beneficial ownership on file with the SEC.  These documents are available free of charge at the SEC’s web site at www.sec.gov and on Paragon 28’s website at www.paragon28.com.  Additional information regarding the interest of Paragon 28’s participants in the solicitation of Paragon 28’s stockholders, which may, in some cases, be different than those of Paragon 28’s stockholders generally, is set forth in Paragon 28’s preliminary proxy statement relating to the proposed transaction described above, which was filed with the SEC on February 27, 2025, and will be set forth in the definitive proxy statement relating to the proposed transaction and other relevant materials to be filed by Paragon 28 with the SEC (if and when they become available).

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Paragon 28 filed a preliminary proxy statement with the SEC on February 27, 2025, and will also file with the SEC a definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Paragon 28’s stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PARAGON 28 ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Paragon 28’s website at www.paragon28.com.  In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Paragon 28, Inc., Robert McCormack, 14445 Grasslands Drive, Englewood, Colorado, telephone: (720) 912-1332.

Investor Contact:
Matt Brinckman
Senior Vice President, Strategy and Investor Relations
mbrinckman@paragon28.com